UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 4, 2007

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into or Amendment of a Material Definitive Agreement.
Warrants
     On June 5, 2007, at the annual general shareholder meeting (the “Shareholders Meeting”) of Business Objects S.A. (the “Company”), the shareholders of the Company authorized the board of directors (the “Board”) to issue warrants (the “Warrants”) to subscribe to 45,000 ordinary shares to each of Messrs. Arnold Silverman, Bernard Charlès, Kurt Lauk and David Peterschmidt, and to subscribe to 30,000 ordinary shares to Mr. Carl Pascarella. This authorization will expire on June 5, 2008. The subscription price per share underlying the Warrants is equal to 29.99 euros, which was the closing price of the Company’s ordinary shares as listed on Eurolist by EuronextTM on June 4, 2007, the trading date prior to the date of the Shareholders Meeting. The Warrants to be issued to each of Messrs. Silverman, Charlès, Lauk, Peterschmidt will vest over three years, as follows: one-third of the shares will be exercisable on or after June 1, 2008, one-third of the shares will be exercisable on or after June 1, 2009, and one-third of the shares will be exercisable on or after June 1, 2010. The Warrants to be issued to Mr. Pascarella will vest as follows: one-half of the warrants will be exercisable on or after June 1, 2009, and one-half of the warrants will be exercisable on or after June 1, 2010. The Warrants will expire on earlier of (i) the 7th anniversary of their issuance or (ii) the 91st day following the date on which each of Messrs. Silverman, Charlès, Lauk, Peterschmidt and Pascarella ceases to be a member of the Board.
Amended Board Charter
     On June 5, 2007 the Board approved amendments to the Charter of the Board (the “Amended Board Charter”). The Amended Board Charter increases the directors’ minimum share ownership requirement from one share to 5,000 shares. Current directors have three years from June 5, 2007 to comply with this share ownership requirement. Future directors will have three years from the date of their appointment as a director to comply with this share ownership requirement. Each director will be required to maintain their 5,000 share ownership position until the date on which the director ceases to be a director. Directors will be permitted to fulfill this ownership requirement through the exercise of warrants and/or the purchase of shares on the open market in accordance with applicable laws, the Company’s insider trading policy and the Amended Board Charter.
     The Amended Board Charter also authorizes the Board to increase the cash compensation of any non-employee director who does not receive warrants at the time of their appointment or the renewal of their term of office as a director.
     The Amended Board Charter is attached hereto as Exhibit 10.83 and is incorporated herein by reference. The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended Board Charter attached hereto.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 4, 2007, the Board approved an amendment and restatement to Article 6 of the Company’s bylaws (the “Amended Bylaws”). The Amended Bylaws became effective June 4, 2007. The Amended Bylaws decrease the stated share capital of the Company to €9,603,885.60 from a stated share capital of €9,803,885.60. This decrease is a result of the cancellation of treasury shares as authorized by the Company’s shareholders at the annual shareholders’ meeting on June 7, 2006 pursuant to the thirteenth resolution of the Company’s shareholders. Pursuant to French law, changes in a company’s stated capital must be reflected in such company’s bylaws.
     On June 5, 2007, the shareholders of the Company approved an amendment and restatement to Article 18 of the Company’s Amended Bylaws. The Amended Bylaws became effective June 5, 2007. A new French law (French Decree No. 2006-1566 dated December 11, 2006 amended the French Commercial Code, the “New French Law”) stipulated certain bylaws amendments in connection with the requirements for participation in general shareholder meetings. Pursuant to the former French law, the conditions of participation in a general meeting of shareholders were:
• holders of registered shares to be registered as a shareholder in the books of the company were required to provide a certificate at least one business day prior to the date of the meeting stating that their shares were not transferable until the date of such meeting; and
• holders of bearer ordinary shares to be registered as a shareholder in the books of the company were required to file a certificate at least one business day prior to the meeting stating that their shares were not transferable until the date of such meeting.
     The New French Law removed these conditions and instead created a record date mechanism, which is three business days before the general meeting of shareholders. Accordingly, the French Commercial Code sets forth these new conditions and stipulates that a shareholder’s right to take part in a general shareholder meeting is subject to book accountings on behalf of the shareholder or of the shareholder registered intermediary by the third business day prior to the general shareholder meeting at midnight, Paris time, either in the registered shares account held by the Company or in the bearer shares account held by the authorized intermediary, as evidenced by a shareholding certificate.
     On June 5, 2007, the Board further amended Article 6 of the Company’s Amended Bylaws. The further Amended Bylaws stipulate the issuance and grant of an aggregate of 210,000 warrants to non-employee directors of the Company. Pursuant to French law, these warrants are considered special advantages consisting of (i) the grant of such warrants without payment as consideration and (ii) the benefit from a fixed exercise price per share equal to 29.99 euros, being the closing price of the Company’s shares on the Eurolist by Euronext TM on June 4, 2007. Pursuant to French law, special advantages must be listed in the Company’s Bylaws.
     The Bylaws attached hereto as Exhibit 3.1 include the amendments approved on both June 4, 2007 and June 5, 2007. The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Business Objects S.A., as amended June 5, 2007 (English translation of the French legal version)

10.83	Amended Board Charter, as amended as of June 5, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 8, 2007

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Business Objects S.A., as amended June 5, 2007 (English translation of the French legal version)

10.83	Amended Board Charter, as amended as of June 5, 2007

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